Exhibit 99.3







                    Certification of Periodic Financial Report
                        Pursuant to 18 U.S.C. Section 1350



     For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, D. D. Humphreys, the principal accounting officer of Exxon Mobil Corporation (the "Company"), hereby certifies that, to his knowledge:

          (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 12, 2002



                                            /s/ D. D. Humphreys
                                            _______________________________
                                            D. D. Humphreys
                                            Vice President and Controller
                                            (Principal Accounting Officer)